                                                                    Exhibit 99

                                  ADVANTA CORP.
                                   HIGHLIGHTS
                   SUPPLEMENTAL CONSOLIDATING INCOME STATEMENT
                                 (IN THOUSANDS)

                                                            THREE MONTHS ENDED JUNE 30, 1999
                                            --------------------------------------------------------------

                                                           ADVANTA       ADVANTA
                                              ADVANTA      LEASING      BUSINESS
                                              MORTGAGE     SERVICES       CARDS      OTHER (a)     TOTAL
                                              --------     --------     --------     --------     --------
REVENUES:
Gain on sale of receivables                   $ 28,416     $  4,942     $  7,758     $            $ 41,116
Interest income                                 30,534        2,725        7,785       18,157       59,201
Servicing revenues                              25,001        1,526        3,522                    30,049
Other                                              861        4,489        8,528       11,306       25,184
                                              --------     --------     --------     --------     --------
     Total revenues                             84,812       13,682       27,593       29,463      155,550
                                              --------     --------     --------     --------     --------

EXPENSES:
Operating expenses                              56,133        7,465       11,148        7,433       82,179
Interest expense                                21,820        2,689        2,851       15,957       43,317
Provision for credit losses                      2,364          908        4,135                     7,407
Minority int. in inc. of consolidated sub        1,865          155          200                     2,220
                                              --------     --------     --------     --------     --------
    Total expenses                              82,182       11,217       18,334       23,390      135,123
                                              --------     --------     --------     --------     --------

INCOME BEFORE INCOME TAXES                       2,630        2,465        9,259        6,073       20,427
Income tax expense                               1,122          979        3,694        2,320        8,115
                                              --------     --------     --------     --------     --------

NET INCOME, AS REPORTED                       $  1,508     $  1,486     $  5,565     $  3,753     $ 12,312
                                              ========     ========     ========     ========     ========

PRO FORMA NET OPERATING INCOME, WITH
   RESULTS OF ADVANTA MORTGAGE
   REPORTED AS A PORTFOLIO LENDER             $  7,558 (b) $  1,486     $  5,565     $ (1,887)(c) $ 12,722
                                              ========     ========     ========     ========     ========

(a)  Other includes the insurance and venture capital divisions.

(b) Adjusted to reflect the after-tax effect on earnings of the decrease in the Interest Only Strip.

(c) Adjusted to reflect the after-tax gain associated with the sale of an Advanta Partners investment.



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                                  ADVANTA CORP.
                                   HIGHLIGHTS
               RECONCILIATION TO PORTFOLIO LENDER EARNINGS FORMAT
                                 (IN THOUSANDS)


                                                                      THREE MONTHS ENDED JUNE 30, 1999
                                         ---------------------------------------------------------------------------------------
                                                                                 ADVANTA         PROFORMA
                                           ADVANTA                             MORTGAGE AS      REMAINING
                                         MORTGAGE AS       PRO FORMA            PORTFOLIO       BUSINESSES           PRO FORMA
                                           REPORTED       ADJUSTMENTS             LENDER           [f]              CONSOLIDATED
                                         -----------      -----------          -----------      ----------          ------------
REVENUES:
Gain on sale of receivables                $ 28,416       $ (28,416)[a]         $                 $ 12,700            $ 12,700
Interest income                              30,534         175,799 [b]          206,333            28,667             235,000
Servicing revenues                           25,001          (8,846)[c]           16,155             5,048              21,203
Other                                           861                                  861            15,001 [f]          15,862
                                            -------         -------             --------           -------            --------
     Total revenues                          84,812         138,537              223,349            61,416             284,765
                                            -------         -------             --------           -------            --------

EXPENSES:
Operating expenses                           56,133           1,883 [d]           58,016            26,046              84,062
Interest expense                             21,820         114,970 [b]          136,790            21,497             158,287
Provision for credit losses                   2,364          11,684 [e]           14,048             5,043              19,091
Minority interest in income of
   consolidated subsidiary                    1,865                                1,865               355               2,220
Unusual charges
                                            -------         -------             --------           -------            --------
    Total expenses                           82,182         128,537              210,719            52,941             263,660
                                            -------         -------             --------           -------            --------

INCOME BEFORE INCOME TAXES                    2,630          10,000               12,630             8,475              21,105
Pro forma income taxes                        1,122           3,950                5,072             3,311               8,383
                                            -------         -------             --------           -------            --------
PRO FORMA NET INCOME                        $ 1,508         $ 6,050             $  7,558           $ 5,164            $ 12,722
                                            -------         -------             --------           -------            --------

FOOTNOTES FOR PRO FORMA ADJUSTMENTS:

[a] Represents the reclassification of net gains recognized on the sale of mortgage loans for the period.

[b] Represents the adjustment to interest income and interest expense as if the securitized mortgage loans were still owned by the Company and remained on the balance sheet for the period presented.

[c] Represents the reclassification of servicing revenues on securitized mortgage loans for the period presented.

[d] Represents the reclassification of securitization costs incurred by the Company.

[e] Represents the amount by which the provision for credit losses would have increased had the securitized mortgage loans remained on the balance sheet and the provision for credit losses on securitized receivables been equal to actual reported charge-offs.

[f] Adjusted to exclude the gain associated with the sale of an Advanta Partners investment.




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                                  ADVANTA CORP.
                                   HIGHLIGHTS
                     ($ IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                            THREE MONTHS ENDED
                                                   ------------------------------------------------------------------
                                                                                                       PERCENT CHANGE
                                                     JUNE 30,           MARCH 31,         JUNE 30,           FROM
ORIGINATIONS                                           1999                1999             1998        PRIOR QUARTER
------------                                         --------           ---------         --------     --------------
Direct                                             $   407,880         $   403,204       $   382,242           1.2%
Broker                                                 152,533             109,538           106,188          39.3
Conduit                                                153,575             181,835           376,145         -15.5
Corp. Finance                                           13,701              16,773           324,484         -18.3
Auto                                                         0               5,103            58,356        -100.0
                                                   -----------         -----------       -----------
Total Advanta Mortgage loans                       $   727,689         $   716,453       $ 1,247,415           1.6

Leases                                             $   113,384         $   109,836           $74,352           3.2%
Business cards                                         471,239             400,428           348,222          17.7

SECURITIZATION/SALES VOLUME
---------------------------
Advanta Mortgage                                   $   635,896         $   634,147       $ 1,215,097           0.3%
Leases                                                 105,909              95,574            72,636          10.8
Business cards                                               0              24,248            62,790        -100.0
                                                   -----------         -----------       -----------
Total securitization/sales volume                  $   741,805         $   753,969       $ 1,350,523          -1.6

AVERAGE MANAGED RECEIVABLES
---------------------------
Mortgage loans                                     $ 8,263,300         $ 8,114,144       $ 6,021,777           1.8%
Auto loans                                             140,560             198,321           220,477         -29.1
Leases                                                 693,921             671,118           601,283           3.4
Business cards                                         866,732             822,852           739,654           5.3
Other loans                                             17,019              17,820            14,784          -4.5
                                                   -----------         -----------       -----------
Total average managed receivables                    9,981,532           9,824,255       $ 7,597,975           1.6
Total average serviced receivables                 $19,182,200         $18,404,342       $15,898,544           4.2
                                                   -----------         -----------       -----------

ENDING MANAGED RECEIVABLES
--------------------------
Mortgage loans                                     $ 8,293,166         $ 8,212,797       $ 6,394,835           1.0%
Auto loans                                             122,836             185,621           251,166         -33.8
Leases                                                 744,121             701,178           615,740           6.1
Business cards                                         886,237             832,086           761,576           6.5
Other loans                                             17,187              17,093            17,649           0.5
                                                   -----------         -----------       -----------
Total managed receivables                          $10,063,547         $ 9,948,775       $ 8,040,966           1.2
Total serviced receivables                         $19,503,442         $18,859,606       $16,213,193           3.4

IO AND CMSR ROLLFORWARD
-----------------------
Beginning Balance (A)                              $   271,876         $   283,521
Retained IO on sales, net                               38,529              31,297
Hedge impact                                           (20,819)             (3,614)
Write-down related to auto loans                             0              (7,828)
Transaction expenses                                     2,507               1,472
Interest income                                          7,970              11,118
Additional reserves                                    (10,000)
Cash received                                          (42,966)            (43,217)
Other, net                                                 (26)               (873)
                                                   -----------         -----------
Ending balance                                         247,071             271,876

(A)  Includes reclassification of amounts due from Trustee



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                                  ADVANTA CORP.
                                   HIGHLIGHTS
                     ($ IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                  THREE MONTHS ENDED
                                               ----------------------------------------------------------
                                                                                           PERCENT CHANGE
                                               JUNE 30,       MAR. 31,        JUNE 30,         FROM
                                                 1999           1999            1998       PRIOR QUARTER
                                               --------       --------        --------     --------------
EARNINGS
--------
As a % of average managed receivables:
     Operating expenses                          3.25%            3.47%          3.73%          -6.3%
     Charge-offs                                 1.46             1.36           1.49            7.4
Earnings per common share                     $  0.49          $  0.25        $  0.35           96.0
Diluted earnings per share                       0.49             0.25           0.35           96.0
Return on average common equity                  8.94%            4.54%          6.37%          96.9

COMMON STOCK DATA
-----------------
Weighted average common shares
   Used to compute:
Earnings per common share                      23,163           23,087         24,523            0.3%
Diluted earnings per share                     23,373           23,178         24,702            0.8

Ending shares outstanding                      25,445           25,310         25,368            0.5%

Stock price:
   Class A
      High                                    $18.250          $15.188        $26.250           20.2%
      Low                                       9.625           10.313         19.250           -6.7
      Closing                                  18.063           11.063         21.938           63.3
  Class B
      High                                    $14.750          $12.313        $24.250           19.8%
      Low                                       7.594            7.750         17.500           -2.0
      Closing                                  13.563            8.938         19.875           51.7

Cash dividends declared
   Class A                                    $ 0.063          $ 0.063        $ 0.063            0.0%
   Class B                                      0.076            0.076          0.076            0.0

Book value per common share (A)               $ 22.51          $ 22.41        $ 21.26            0.4%


(A)  Assumes conversion of the Class B Preferred Stock.

                 -Statistical Supplement Available Upon Request-